UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 10, 2017  (August 16, 2017)

RANGER ENERGY SERVICES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38183	81‑5449572
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Gessner Street, Suite
Houston, Texas 77024
(Address of Principal Executive Offices)

(713) 935‑8900
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Introductory Note

As reported in a Current Report on Form 8-K filed with the Securities and Exchange Commission by Ranger Energy Services, Inc. (the “Company”) on August 22, 2017 (the “Original Ranger Form 8-K”), on August 16, 2017, the Company and its subsidiary, Ranger Energy Services, LLC, completed the acquisition of 49 high-spec well service rigs and certain ancillary equipment from ESCO Leasing, LLC (“ESCO”) (the “ESCO Acquisition”), an affiliate of Energy Service Company of Bowie, Inc.

This Current Report on Form 8-K/A (this “Amendment”) amends and supplements the Original Ranger Form 8-K to provide the following:

•	The audited financial statements of ESCO (for the period described in Item 9.01(a) below), the notes related thereto and the Report of the Independent Auditors;
•	the unaudited financial statements of ESCO (for the period described in Item 9.01(a) below) and the notes related thereto; and
•	the unaudited pro forma condensed consolidated financial information described in Item 9.01(b) below.

No other modifications to the Original Ranger Form 8-K are being made by this Amendment. This Amendment should be read in connection with the Original Ranger Form 8-K, which provides a more complete description of the ESCO Acquisition.

Item 9.01Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired
•	Audited financial statements of ESCO as of and for the years ended April 30, 2017 and 2016, and the related notes to the financial statements, attached as Exhibit 99.1 hereto; and
•

Unaudited financial statements of ESCO as of July 31, 2017 and April 30, 2017 and for the three months ended July 31, 2017 and 2016, and the related notes to the consolidated financial statements, attached as Exhibit 99.2 hereto.

(b)	Pro Forma Financial Information

The following unaudited pro forma condensed consolidated financial information of the Company, giving effect to the ESCO Acquisition, attached as Exhibit 99.3 hereto:

•	Unaudited Pro Forma condensed consolidated Balance Sheet as of June 30, 2017;
•	Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2016 and the six months ended June 30, 2017; and
•	Notes to the Unaudited Pro Forma Condensed Consolidated Financial Statements.

(d) Exhibits

Exhibit No.	Description
23.1	Consent of PricewaterhouseCoopers LLP
99.1	Historical audited financial statements of ESCO Leasing, LLC as of and for the years ended April 30, 2017 and 2016.
99.2	Historical unaudited financial statements of ESCO Leasing, LLC as of July 31, 2017 and April 30, 2017 and for the three months ended July 31, 2017 and 2016.
99.3	Unaudited pro forma condensed consolidated financial information as of and for the year ended December 31, 2016 and the six months ended June 30, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 10, 2017

Ranger Energy Services, Inc.

By:	/s/ Robert S. Shaw Jr.
Robert S. Shaw Jr.
Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)